UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-08501

The Boyle Fund

(Exact name of registrant as specified in charter)

37 Cordele Road, Newark, DE 19711

(Address of principal executive offices)(Zip code)

Michael J. Boyle

Boyle Management and Research, Inc.

37 Cordele Road, Newark, DE 19711

 (Name and address of agent for service)

Registrant's telephone number, including area code: (415) 693-0800

Date of fiscal year end: June 30

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

Boyle Marathon Fund

December 31, 2004

Boyle Marathon Fund

37 Cordele Road

Newark, Delaware 19711

1-888-88-BOYLE (Toll Free)

Semi-Annual Report

February 28, 2005

Dear Fellow Shareholders:

For the 6-month period ending December 31, 2004, we are pleased to report that the Boyle Marathon Fund moved up by 11.38%. Our benchmark, the Standard & Poor's 500 Index was up by 6.22%. As the stock market began moving higher late last year, the Fund moved higher at a faster pace than the overall market. The Fund tends to move with greater speed than the overall market.

The Fund's best performers were our holdings in Government contractors, retailers, outsourcing, networking, internet, and storage. For example, even though one of our top retail holdings suffered through several weeks last Fall where many of its stores were closed due to hurricanes, we viewed the event as temporary. Although the stock price fell on the hurricane impact, we thought business would improve as the stores reopened and Christmas shopping took center stage. We were right and the stock price is hitting new highs.

Looking ahead over the next 3 to 5 years, the economy is enjoying solid growth; employment is increasing and the unemployment rate is falling; and interest rates, while rising, are not high enough to stop economic growth. The situation in Iraq, the size of the budget deficit, an expected deceleration in the growth of corporate earnings, and the relative strength of the dollar are concerns that may impact the stock market’s advance.

In any event, we see increased spending on security and National Defense. We also see more outsourcing to improve productivity. We see an upturn in semiconductor demand by the end of the year. We see the demand for dental products, vision care products, and medical products continuing as the population ages. We like the prospects of certain retailers that have their own brands, designs, stores, and very modern distribution and marketing practices. We like the outlook for companies that produce steel, companies that mine gold and copper, and companies that are involved in producing oil.  Overall, we expect the next 3 to 5 years to be positive for growth investors.

Please do not forget to make your annual IRA contributions to your accounts before you file your tax return.

Michael J. and Joanne E. Boyle

P.S. For complete performance data and daily market updates, go to www.boylefund.com or call us toll free at 1-888-88-BOYLE.

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Boyle Marathon Fund

		Schedule of Investments
	December 31, 2004 (Unaudited)
Shares/Principal Amount		Market Value	% Assets

Technology
5,000	Applied Micro Circuits Corp. *	$ 21,050
500	Arthrocare Corp. *	16,030
1,500	Broadcom Corp. *	48,420
2,000	EMC Corp. *	29,740
500	F5 Networks, Inc. *	24,360
900	Infosys Technologies, Ltd.	62,379
700	Intel Corp.	16,373
1,500	Juniper Networks, Inc. *	40,785
3,000	LSI Logic Corp. *	16,440
1,000	Lucent Technologies, Inc. *	3,760
2,000	McAfee, Inc. *	57,860
500	NetEase.Com, Inc. *	26,460
1,000	Network Appliance Corp. *	33,220
3,000	Omnivision Technologies, Inc. *	55,050
400	Yahoo!, Inc. *	15,072
4,000	Symantec Corp. *	103,040
		570,039	33.44%
Retail
2,000	Chico's FAS Corp. *	91,060
1,000	Dick's Sporting Goods, Inc. *	35,150
2,000	K-Swiss, Inc. CL. A	58,240
1,200	Pacific Sunwear of California, Inc. *	26,712
1,000	Peets Coffee & Tea, Inc. *	26,470
1,000	Sonic Automotive, Inc.	24,800
2,600	Urban Outfitters, Inc. *	115,440
500	Winnebago Industries, Inc.	19,530
		397,402	23.31%
Health Care
300	Amgen, Inc. *	19,245
1,000	Andrx Corp. *	21,830
2,000	Celgene Corp. *	53,040
500	Dentsply International, Inc.	28,100
1,500	LCA Vision, Inc.	35,085
1,000	Pharmacyclics, Inc. *	10,470
1,000	Regeneration Technology, Inc. *	10,480
400	St. Jude Medical, Inc. *	16,772
		195,022	11.44%
Financial Services
400	American Express Co.	22,548
4,000	Ameritrade Holding Corp. *	56,880
5,000	Etrade, Inc. *	74,750
1,000	Tradestation Group, Inc. *	7,030
		161,208	9.46%
Other
400	3M Company	32,828
200	Armor Holdings, Inc. *	9,404
1,300	CACI International, Inc. *	88,569
2,000	Calpine Corp. *	7,880
400	Ebay, Inc. *	46,536
1,000	Freeport McMoran Copper & Gold, Inc.	38,230
500	ITT Educational Services, Inc. *	23,775
400	Jarden Corp. *	17,376
2,000	Patterson UTI Energy, Inc.	38,900
600	Procter & Gamble Co.	33,048
500	Schnitzer Steel Industries, Inc.	16,965
500	Sina Corp. *	16,030
		369,541	21.68%

Total Common Stock (Cost $1,380,918)		$ 1,693,212	99.33%

Cash Equivalents
18,807	Fifth Third U.S. Treasury Money Market Fund	18,807	1.11%
	Interest Rate 1.81% (cost $18,807)

Total Investments (Cost $1,399,725)		$ 1,712,019	100.44%

	Liabilities in Excess of Other Assets	(7,429)	(0.44)%
	Net Assets	$ 1,704,590	100.00%

*Non-Income producing securities.

The accompanying notes are an integral part of the financial statements.

Boyle Marathon Fund

Statement of Assets and Liabilities
December 31, 2004 (Unaudited)

Assets:
Investment Securities at Market Value	$1,712,019
(Identified Cost - $1,399,725)
Cash	387
Receivables:
Dividends and Interest	118
Total Assets	$1,712,524
Liabilities
Payables:
Management Fees	2,153
Administration Fees	1,435
Accrued Expenses	4,346
Total Liabilities	$ 7,934
Net Assets	$1,704,590
Net Assets Consist of:
Capital Paid In	4,042,666
Accumulated Undistributed Net Investment Income (Loss)	(19,186)
Accumulated Realized Gain (Loss) on Investments - Net	(2,631,184)
Unrealized Appreciation (Depreciation) in Value
of Investments Based on Identified Cost - Net	312,294
Net Assets, for 235,295 Shares Outstanding	$1,704,590
Net Asset Value and Redemption Price
Per Share ($1,704,590/235,295 shares)	$ 7.24

The accompanying notes are an integral part of the financial statements.

Boyle Marathon Fund

Statement of Operations
For the six months ended December 31, 2004 (Unaudited)

Investment Income:
Dividends	$ 3,696
Interest	110
Total Investment Income	$ 3,806
Expenses
Management Fees (Note 3)	11,436
Administration Fee (Note 3)	7,624
Audit Expense	3,932
Total Expenses	$ 22,992

Net Investment Income (Loss)	(19,186)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	2,626
Unrealized Gain (Loss) from Appreciation (Depreciation) on Investments	185,189
Net Realized and Unrealized Gain (Loss) on Investments	$ 187,815

Net Increase (Decrease) in Net Assets from Operations	$ 168,629

The accompanying notes are an integral part of the financial statements.

Boyle Marathon Fund

Statement of Changes in Net Assets

	(Unaudited)
	7/1/2004	7/1/2003
	to	to
	12/31/2004	6/30/2004
From Operations:
Net Investment Income (Loss)	$ (19,186)	$ (36,285)
Net Realized Gain (Loss) on Investments	2,626	81,633
Net Unrealized Appreciation (Depreciation)	185,189	46,736
Increase (Decrease) in Net Assets from Operations	$ 168,629	$ 92,084
From Capital Share Transactions:
Proceeds From Sale of Shares	127,575	61,678
Net Asset Value of Shares Issued on Reinvestment of Dividends	0	0
Cost of Shares Redeemed	(139,810)	(244,758)
	$ (12,235)	$ (183,080)

Net Decrease in Net Assets	156,394	(90,996)
Net Assets at Beginning of Period	1,548,196	1,639,192
Net Assets at End of Period	$ 1,704,590	$ 1,548,196

Share Transactions:
Issued	18,499	9,309
Reinvested	0	0
Redeemed	(21,390)	(36,394)
Net increase (decrease) in shares	(2,891)	(27,085)
Shares outstanding beginning of period	238,186	265,271
Shares outstanding end of period	235,295	238,186

The accompanying notes are an integral part of the financial statements.

Boyle Marathon Fund

Financial Highlights
Selected data for a share of common stock outstanding throughout the period:

	(Unaudited)
	7/1/2004	7/1/2003	7/1/2002	7/1/2001	7/1/2000	7/1/1999
	to	to	to	to	to	to
	12/31/2004	6/30/2004	6/30/2003	6/30/2002	6/30/2001	6/30/2000
Net Asset Value -
Beginning of Period	$6.50	$6.18	$6.17	$9.31	$22.49	$14.61
Net Investment Income/(Loss)	(0.08)	(0.14)	(0.13)	(0.17)	(0.37)	(0.59)
Net Gains or Losses on Securities
(realized and unrealized)	0.82	0.46	0.14	(2.97)	(12.81)	8.82
Total from Investment Operations	$0.74	$0.32	$0.01	($3.14)	($13.18)	$8.23

Distributions (from capital gains)	0.00	0.00	0.00	0.00	0.00	(0.35)
Total Distributions	$0.00	$0.00	$0.00	$0.00	$0.00	($0.35)
Net Asset Value -
End of Period	$7.24	$6.50	$6.18	$6.17	$9.31	$22.49
Total Return	11.38%	5.18%	0.16%	(33.73)%	(58.56)%	56.47%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$1,705	$1,548	$1,639	$1,678	$2,837	$6,247

Ratio of Expenses to Average Net Assets	2.99%	2.97%	3.08%	2.99%	2.78%	2.78%
Ratio of Net Income to Average Net Assets	(2.49)%	(2.14)%	(2.25)%	(2.29)%	(2.25)%	(2.50)%

Portfolio Turnover Rate	17.84%	165.11%	92.92%	158.05%	100.86%	74.67%

The accompanying notes are an integral part of the financial statements.

BOYLE MARATHON FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004 (UNAUDITED)

1.)

ORGANIZATION

The Fund is an open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in October 1997.  The Fund is non-diversified and has the primary investment objective of long-term capital appreciation.  Receipt of income is a secondary objective.  The Fund intends to invest primarily in securities of companies in the technology, financial services, pharmaceutical, and retail fields.  Significant accounting policies of the Fund are presented below:

2.)

SIGNIFICANT ACCOUNTING POLICIES

The Fund intends to invest in a wide variety of equity and debt securities.  The investments in securities are carried at market value.  The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities will be valued on the basis of the bid price at the close of each business day.  Short-term investments are valued at amortized cost, which approximates market.  Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

SECURITY TRANSACTION TIMING:

Security transactions are recorded on the dates transactions are entered into.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Interest income is recorded as earned.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES:

It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. The Fund intends to qualify each year as a “regulated investment company” under Sub Chapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

ESTIMATES:

The preparation of financial statements in conformity with generally accepted in the United States of America accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

OTHER:

Accounting principles in the United States of America require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory and administration agreement with Boyle Management and Research, Inc (“The Investment Adviser”).  The Investment Adviser receives from the Fund as compensation for its Investment Adviser services an annual fee of 1.5% on the Fund's average daily net assets. The Investment Adviser also receives from the Fund as compensation for its administrative services an annual fee of 1.0% of the Fund’s average daily net assets. Boyle Management and Research, Inc. has agreed to be responsible for payment of all operating expenses of the Fund except for brokerage and commission expenses, expenses of the Trustees who are not officers of the Investment Adviser, annual independent audit expenses and any extraordinary and non-recurring expenses. From time to time, Boyle Management and Research, Inc. may waive some or all of the fees and may reimburse expenses of the Fund. For the six months ended December 31, 2004, the adviser earned management fees of $11,436 and administration fees of $7,624.  As of December 31, 2004 the Fund owed $3,588 to Boyle Management and Research, Inc. for advisory and administrative services.  Certain owners of Boyle Management and Research, Inc. are also owners and/or trustees of the Boyle Marathon Fund.  These individuals may receive benefits from any management and or administration fees paid to the Adviser.

4.)

CAPITAL STOCK AND DISTRIBUTION

At December 31, 2004 an indefinite number of shares of capital stock were authorized, and Capital Paid in amounted to $4,042,666.

5.)

PURCHASES AND SALES OF SECURITIES

During the six months ending December 31, 2004, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $136,460 and $165,024, respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.  The aggregate cost of securities for federal income tax purposes at June 30, 2004 was $1,399,725.

6.)

SECURITY TRANSACTIONS

At December 31, 2004, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$383,721	$(71,427)	$312,294

7.)

RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly of indirectly, of more that 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of December 31, 2004, Michael & Joanne Boyle, officers of the fund and of the Investment Adviser, held 34.67% of the Fund.

8.)

LOSS CARRYFORWARDS

At June 30, 2004, the Fund had available for federal tax purposes an unused capital loss carryforward of $2,561,135, of which $1,253,674 expires in 2009, $782,105 expires in 2010, and $525,356 expires in 2011.  Capital loss carryforwards are available to offset future realized capital gains.  To the extent that these carryforwards are used to offset future capital gains it is probable that the amount which is offset, will not be distributed to shareholders.

9.) DISTRIBUTABLE EARNINGS

As of December 31, 2004 the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/ (accumulated losses)

 $ (19,186)

Undistributed long-term capital gain/ (accumulated losses)

(2,631,184)

Unrealized appreciation/ (depreciation)

     312,294

$(2,338,076)

There is no difference between book basis and tax basis unrealized appreciation (depreciation).

BOYLE MARATHON FUND

EXPENSE ILLUSTRATION

Expense Example

As a shareholder of the Boyle Marathon Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Boyle Marathon Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2004	December 31, 2004	July 1,2004 to December 31,2004

Actual	$1,000.00	$1,113.85	$15.89
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,010.10	$15.11

* Expenses are equal to the Fund's annualized expense ratio of 2.99%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

BOYLE MARATHON FUND

ADDITIONAL INFORMATION

Additional Information

(Unaudited)

Information about Trustees and Officers

   The business affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The SAI includes additional information about the fund’s Trustees and officers and is available, without charge upon request, by calling toll-free 1-888-88-BOYLE

Interested Trustees and Officers

Name, Address and Age	Position held with Trust	Term of Office and Length of Time Served.	Principal Occupation(s) During last five years	Number of Portfolio’s overseen by Trustee.	Other Directorships held by Trustee or Officer
Michael J. Boyle * 37 Cordele Road Newark, DE 19711 Age: 57	Trustee	7 years	Portfolio M anager for Boyle Fund.	1	0

* Trustees who are considered “interested persons” are defined in Section 2(A)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

Non-Interested Trustees and Officers

Name, Address and Age	Position held with Trust	Term of Office and Length of Time Served.	Principal Occupation(s) During last five years	Number of Portfolio’s overseen by Trustee.	Other Directorships held by Trustee or Officer
James A. Hughes, Jr. 1111 Dorset Drive West Chester, PA 19382 Age:74	Trustee	7 years	Retired	1	0
Edward J. Loftus 1157 Audubon Drive Clarks Summit, PA 18411 Age:37	Trustee	7 years	Manager, Prudential	1	0

Board of Trustees

Michael J. Boyle, Chairman

Joanne E. Boyle

James A. Hughes, Jr.

Edward J. Loftus

Investment Adviser

Boyle Management and Research, Inc.

37 Cordele Road

 Newark, Delaware  19711

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd., Suite C

Brecksville, Ohio  44141

Custodian

U.S. Bank , NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH  45201

Independent Auditors

Cohen McCurdy, Ltd.

826 West Point Parkway, Suite 1250

Westlake, Ohio  44145

This report is provided for the general information of the shareholders of the Boyle Marathon Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of January 30, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Boyle Fund

By /s/Michael J. Boyle

      Michael J. Boyle

      Chairman

Date March 4, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Michael J. Boyle

      Michael J. Boyle

      Chairman

Date March 4, 2005

By /s/Joanne E. Boyle

      Joanne E. Boyle

      Chief Financial Officer

Date March 4, 2005